EXHIBIT 99(18)


                      AMERICAN MOBILE SATELLITE CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET


                                                                                   As of December 31, 1997
                                                                                   -----------------------

                                                                                         Pro Forma              Pro Forma
                                                                                         ---------              ---------
                                                              AMSC      ARDIS            Adjustment             Consolidated
                                                              ----      -----            ----------             ------------
                                                                                   Acquisition     Offering
                                                                                   -----------     --------
                                                                                   (Dollars in thousands)

Assets:
Current Assets:
 Cash and cash equivalents                                 $  2,106   $ 2,082      $(2,082)(2)      $24,100 (1)    $ 26,206
 Inventory                                                   40,321       342                                        40,663
 Accounts receivable-trade, net of allowance for doubtful
     accounts                                                 8,140     7,642          (92)(4)                       15,690
 Pledged Securities                                              --        --                        41,037 (1)      41,037
 Other current assets                                        14,172     3,179                         5,967 (1)      23,318
                                                           --------    ------                                       -------
     Total current assets                                    64,739    13,245                                       146,914
Property and equipment, net                                 233,174    41,801                                       274,975
Goodwill                                                         --        --       68,557 (2)                       71,107
                                                                                     2,550 (1)(2)
Deferred charges and other assets, net                       13,534    14,784      (14,567)(2)       12,250 (1)      37,934
                                                                                                     11,933 (1)
Pledged Securities                                               --        --       10,000 (1)       71,963 (1)      81,963
                                                           --------   -------                                       -------
     Total assets                                          $311,447   $69,830                                      $612,893
                                                           ========   =======                                      ========
Liabilities and Stockholders' Equity
Current liabilities:
 Accounts payable and accrued expenses                     $ 35,861   $ 8,907      $   (92)(4)      $(2,200)       $ 42,476
 Current portion of obligations under capital leases            798     3,900                                         4,698
 Current portion of long-term debt                           15,254        --                        (5,000)(1)      10,254
 Other current liabilities                                    7,520        --                                         7,520
                                                           --------   -------                                      --------
      Total current liabilities                              59,433    12,807                                        64,948
Long-term liabilities:
 Obligations under Bank Facility                            198,000        --                       (98,000)(1)     100,000(1)
 12 1/4% Senior Notes                                            --        --                       326,500 (1)     326,500
 Capital lease obligations                                    3,147     8,931                                        12,078
 Fair value of assets acquired in excess of purchase price    2,725        --                                         2,725
 Other long-term debt                                         1,364        --                                         1,364
 Other long-term liabilities                                    647        --                                           647
                                                           --------   -------                                       --------
       Total long-term liabilities                          205,883     8,931                                       443,314
                                                           --------   -------                                       -------
           Total liabilities                                265,316    21,738                                       508,262
 Stockholders' equity:
  Net Assets of ARDIS                                                  48,092      (48,092)(2)                           --
  Preferred Stock, par value $0.01: authorized 200,000
       shares; no shares issued                                  --        --                                            --
  Common Stock, voting, par value $0.01: authorized
       75,000,000 shares                                        252        --                            63 (2)         315
  Additional paid-in capital                                451,892        --                        47,747 (2)     499,639
  Common Stock purchase warrants                             36,338        --                         2,190 (2)      64,748
                                                                                                      8,500 (1)
                                                                                                     17,720 (3)
  Unamortized Guarantee Warrants                            (23,586)       --                       (17,720)(3)     (41,306)
  Retained loss                                            (418,765)       --                                      (418,765)
                                                           ---------  -------                                      ---------
        Total stockholders' equity                           46,131    48,092                                       104,631
                                                           ---------  -------                                      ---------
        Total liabilities and stockholders' equity         $311,447   $69,830                                      $612,893
                                                           =========  =======                                      ========

 See Notes to Pro Forma Financial Information on following pages.

                      AMERICAN MOBILE SATELLITE CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME


                                                                          Year Ended December 31, 1997
                                                                          ----------------------------
                                                                                   Pro Forma Adjustments           Pro Forma
                                                                                   ---------------------           ---------
                                                            AMSC        ARDIS     Acquisition      Offering       Consolidated
                                                            ----        -----     -----------      --------       ------------
                                                                  (Dollars in thousands, except per share data)

Revenues:
    Services                                             $ 20,684     $41,923      $ (498)(9)                   $ 62,109
    Equipment and consulting                               23,530       2,326                                     25,856
                                                         --------     -------                                   --------
      Total revenue                                        44,214      44,249                                     87,965
Cost of service and operations                             31,959      31,940        (498)(9)                     63,401
Cost of equipment sold                                     40,335       2,233                                     42,568
Sales and advertising                                      12,066       5,888                                     17,954
General and administrative                                 14,819       6,970                                     21,789
Depreciation and amortization                              42,430      14,586      (1,297)(5)                     59,274
                                                                                    3,555 (6)
                                                         --------     -------                                   --------

Operating loss                                            (97,395)    (17,368)                                  (117,021)
Interest and other (expense)  income                         (179)        150         500 (8)        5,208 (10)    5,679
Interest expense                                          (21,633)     (1,331)                     (42,076)(7)   (65,040)
                                                         ---------    --------                                  --------

Net loss before income tax benefit                       (119,207)    (18,549)                                  (176,382)
Income tax benefit                                             --       6,807      (6,807)(12)                        --
                                                         ---------    -------                                  ----------
Net loss                                                $(119,207)   $(11,742)                                 $(176,382)
                                                         =========   =========                                 ==========
Loss per share of Common Stock                          $   (4.74)                                             $   (5.62)
                                                         =========                                             ==========
Weighted-average common shares outstanding
    during the period (000's)                              25,131                   6,262(11)                     31,393
                                                         =========                =======                      ==========



See Notes to Pro Forma Financial Information on following pages.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION

The pro forma financial information is based on the following assumptions and adjustments:

(1) Reflects the $335.0 million in total proceeds from the Offering (comprised of $326.5 million of proceeds from the issuance of Notes and $8.5 million of proceeds from the issuance of the Warrants) and application of the proceeds therefrom as if the Offering, the Acquisition and the New Bank Financing had occurred on December 31, 1997, as follows:


                                                                   Amount
                                                                   ------
                                                                (Dollars in
                                                                 thousands)
                                                                 ----------
     Purchase of Pledged Securities                               $113,000
     Cash portion of the Acquisition                                50,000
     Cash escrow for UPS Guarantee                                  10,000
     Repayment of Bank Financing of American Mobile                 98,000 (a)
     Pre-funding of three years of interest on the Term Loan        17,900
     Facility
     Repayment of other deferred obligations                         7,200 (b)
     Payment of acquisition and financing costs                     14,800 (c)
     Working capital                                                24,100 (d)
                                                                   -------
        Gross proceeds from the sale of the Units                 $335,000
                                                                  ========

     (a) Reflects $98.0 million repayment of the Bank Financing outstanding at December 31, 1997. It is expected that the Company will have the ability, subject to certain conditions, to borrow $100.0 million under the Revolving Credit Facility.

     (b) Consists of $2.2 million of accrued expenses and $5.0 million of deferred vendor financing.

     (c) Consists of $12.2 million of financing costs and $2.6 million of acquisition costs.

     (d) Subsequent to December 31, 1997, American Mobile incurred $12.0 million of additional debt prior to the Offering. Proceeds from the Offering, in the amount of $10.1 million, will be used to repay the Bridge Financing, including accrued interest thereon and $2.0 million will be used to repay additional borrowing made on the Bank Facility.

(2) Reflects the Acquisition. All share and warrant amounts assume final shareholder approval for the issuance of $50.0 million in shares and warrants. No assumptions have been made regarding any purchase price adjustments as outlined in the ARDIS Acquisition Agreement.


Total acquisition costs are anticipated to be as follows:

(Dollars in thousands)                                                                      Amount
----------------------                                                                      ------
6,262,000 shares of American Mobile Satellite Corporation at $7.63 per share (average
      of closing price 20 days prior to acquisition agreement) issued to Motorola         $ 47,810
287,000 warrants of American Mobile Satellite Corporation at a strike price of
      $.01--valued at $7.63 per share issued to Motorola                                     2,190
Cash payment to Motorola                                                                    50,000
Estimated transaction costs                                                                  2,550
                                                                                          --------
                                                                                          $102,550
                                                                                          ========

The anticipated acquisition costs have been allocated for pro forma purposes as follows:


    (Dollars in thousands)                                               Amount
                                                                         ------
    Current assets                                                       $ 11,163
    Equipment and fixtures, net                                            41,801
    Other assets, net                                                         217
    Excess of purchase price over fair market value                        71,107
    Accounts payable, accrued expenses and other liabilities               (8,907)
    Capital leases                                                        (12,831)
                                                                         ---------
                                                                         $102,550

The above allocation of acquisition costs is preliminary and may change upon final determination of the fair value of assets acquired. The Company has not specifically identified amounts to assign to certain intangibles and licenses; changes in the amounts allocated to such assets could result in changes to the amount of goodwill recorded. A preliminary amortization period of twenty years has been selected and utilized in the pro forma financial information which is expected in all material respects to be representative of the amortization expense that will result from the ultimate allocation to the specific intangible assets.

(3) Reflects the re-pricing and extension of life of 5.5 million existing Guarantee Warrants and issuance of 1.0 million additional Guarantee Warrants in connection with the restructuring of the Bank Facility. The existing 5.5 million Guarantee Warrants will be extended an additional 3.75 years and the exercise price will be changed to reflect a 10% premium over AMSC's closing Common Stock price on the date of closing of the Offering. The exercise price of the Guarantee Warrants is $12.51, a 10% premium over AMSC's Common Stock price on March 25, 1998. The 1.0 million additional Guarantee Warrants will be issued with a seven-year life and exercise price equal to the new exercise price of the existing 5.5 million Guarantee Warrants. The Guarantee Warrants will be amortized over five years (the life of the guarantee) to interest expense.

(4)  Reflects  the  elimination  of   inter-company   balances   resulting  from
transactions between American Mobile and ARDIS.

(5) Reflects the elimination of goodwill amortization recorded by ARDIS.

(6) Reflects the amortization, over a 20-year life, of the excess of purchase price of ARDIS over fair market value of assets acquired.


(7) Reflects adjustments to interest expense as follows:

                                                                                  Year Ended
                                                                                 December 31,
                                                                                     1997
                                                                                 ------------

     (Dollars in thousands)

         (a)  Adjustment of interest expense and debt costs on New Bank           $(10,548)
              Financing
         (b)  Interest expense on the Notes and amortization of debt discount        41,888
         (c)  Amortization of Note issuance costs                                     1,225
         (d)  Amortization of Guarantee Warrants and debt issuance costs              3,544
         (e)  Amortization of pre-funded interest                                     5,967
                                                                                  ---------
                                                                                  $  42,076
                                                                                  =========

     The assumptions in connection with the above pro forma interest expense adjustments are as follows:

     (a) Reflects the elimination of interest expense applicable to the Bank Financing and vendor financing which is to be partially repaid with the proceeds from the sale of the Units.

     (b) Reflects interest expense on the Notes at 12 1/4% and amortization of the $8.5 million debt discount.

     (c) Reflects the amortization, over a ten year period, of debt issuance costs of approximately $12.2 million associated with the Offering and the New Bank Financing.

     (d) Reflects the amortization, over a five year period, of the Guarantee Warrants and the amortization of capitalized costs related to the New Bank Financing.

     (e) Reflects the interest expense on the New Bank Financing.

(8) Reflects interest earned on funds escrowed in connection with a customer guarantee at an average interest rate of 5.0%.

(9) Reflects the elimination of revenues and related operating expenses on transactions between American Mobile and ARDIS.

(10) Reflects interest income earned on the Pledged Securities at an average interest rate of 5.0%.

(11) Reflects shares issued to Motorola in connection with the Acquisition.

(12) Reflects the elimination of a tax sharing arrangement between ARDIS and Motorola.